SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2004

Boston Acoustics, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	33-9875	04-2662473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Jubilee Drive, Peabody, Massachusetts	01960
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (978) 538-5000

Item 5. Other Events: On August 5, 2004, the Registrant issued a press release announcing financial results for the first quarter of the 2005 fiscal year which ended on June 26, 2004. A copy of the press release is attached as an exhibit to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit No. 99.1 —	Press Release Dated August 5, 2004 entitled “Boston Acoustics Announces First Quarter Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boston Acoustics, Inc.

Date: August 6, 2004	By:	/S/ DEBRA A. RICKER-ROSATO
Debra A. Ricker-Rosato Vice President – Finance

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press Release Dated August 5, 2004 entitled “Boston Acoustics Announces First Quarter Results”